UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

TriplePoint Venture Growth BDC Corp.

(Exact name of registrant as specified in its charter)

Maryland	814-01044	46-3082016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TriplePoint Venture Growth BDC Corp. 2755 Sand Hill Road, Suite 150 Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 854-2090

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 8, 2016, TriplePoint Venture Growth BDC Corp. (the “Company”) issued an earnings release announcing its financial results for the quarter ended June 30, 2016. A copy of the earnings release is attached as Exhibit 99.1 and incorporated herein by reference. Additionally, on August 8, 2016, the Company made available on its website, www.tpvg.com, supplemental investor information with respect to the earnings release.

The information in this Current Report, including the Exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

Item 8.01	Other Events.

In connection with a routine review of the Company’s compliance with New York Stock Exchange (“NYSE”) rules and regulations, the NYSE informed the Company that its disclosure in proxy statements omitted certain required information relating to executive sessions of, and communications with, the Company’s Board of Directors. On a going forward basis, the Company’s proxy statements, as well as other filings with similar disclosure, will read as follows with respect to executive sessions of, and communications with, the Company’s Board of Directors:

The independent directors serving on the Company’s board of directors intend to meet in executive sessions at the conclusion of each regularly scheduled meeting of the board of directors, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of the Company’s board of directors will be presided over by one of the independent directors serving on the Company’s board of directors selected on an ad-hoc basis.

Stockholders and other interested parties with questions about the Company are encouraged to contact the Company’s Investor Relations Department at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025 or by visiting the Company website at www.tpvg.com. However, if Stockholders or other interested parties believe that their questions have not been addressed, they may communicate with the Company’s Board, a committee of the Company’s Board, the Company’s independent directors as a group or the Company’s Board generally by sending their communications to Sajal K. Srivastava, Secretary, c/o TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025 who will forward them to the intended recipient(s). Any such communications may be made anonymously. Unsolicited advertisements, invitations to conferences or promotional materials, in the discretion of the Secretary, are not required, however, to be forwarded to the directors.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Earnings Release, dated August 8, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriplePoint Venture Growth BDC Corp.

By:	/s/ James P. Labe
Name:	James P. Labe
Title:	Chief Executive Officer

Date: August 8, 2016